Q3 EARNINGS PRESENTATION September 03, 2014 Exhibit 99.2

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form
10-K for the fiscal year ended October 31, 2013 and our quarterly report on Form 10-Q for the quarter ended July 31, 2014. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Other Cautionary Notes
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

3 QUARTER 2014 RESULTS Troy Clarke, President & CEO RD NYSE: NAV

5 NYSE: NAV Q3 2014 Earnings – 9/03/2014 Agenda Q3 Overview Troy Clarke Financial Results Walter Borst Drive to Deliver Update Jack Allen Summary Troy Clarke

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Transformation:
Drive to Deliver: Guiding Principles & Priorities
2013
2014
• Leading Vehicle Uptime
• Driving a Lean Enterprise
• EBITDA Margin Expansion
• Profitable Market Share
•
Quality
•
Cost
•
Sense of
Urgency
•
Great Products
•
Customer
Satisfaction
•
People
Turnaround:
• Improve Quality
• Hit our Launches
• Deliver 2013 Plans
• Sales Momentum

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
• Reported income from continuing operations before taxes for the first time since 2011
• Exceeded Q3 adjusted EBITDA guidance
• Hit our cash guidance
• Revising Class 6-8 and Bus industry forecast upwards
• Increased backlog, production, and chargeout levels year-over-year
• Raising structural cost savings target
• Challenging economy in Brazil
• Making progress towards exiting 2015 at our 8-10% adjusted EBITDA margin goal
3rd Quarter Summary

FINANCIAL RESULTS Walter Borst, Executive Vice President & CFO

Q3 2014 Earnings – 9/03/2014
NYSE: NAV
Income Statement Summary
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
(A)   Amounts attributable to Navistar International Corporation.
$ in millions, except per share
Quarters Ended
July 31,
2014 2013
Traditional Chargeouts
16,300
14,800
Sales and Revenues $2,844 $2,861
EBITDA $142 ($74)
Income (Loss) from Continuing Operations Before Income Taxes $21 ($211)
Income (Loss) from Continuing Operations, Net of Tax
(A)
($3) ($237)
Diluted Loss Per Share from Continuing Operations
(A)
($0.04) ($2.94)

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Q3 2014 EBITDA
$ in millions
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
* Excluding pre-existing warranty and one-time items.
*
$142 $133 $29 ($20)
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
$200
Q3 2014
Actual EBITDA
Pre- existing Warranty
Adjustment
One- time Items Q3 2014
Adjusted EBITDA
Q3 Guidance $75-$125M

Q3 2014 Segment Results
Segment Results:
North America Truck ($12) ($143)
North America Parts
$127 $98
Global Operations ($2) ($22)
Financial Services
$24 $23
Quarters Ended
July 31,
2014 2013
$ in millions

Q3 2014 Earnings – 9/03/2014
NYSE: NAV

Q3 2014 Earnings – 9/03/2014
Q3 2014 Manufacturing Cash Update
$ in millions
* Cash balance includes marketable securities.
**Guidance as provided on 6/5/2014
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance** Actual
Q2 2014 Manufacturing Cash Balance* $1,060 $1,060
Consolidated Adjusted EBITDA $75 - $125 $133
Capex/Cash Interest/Pension & OPEB Funding ($125) - ($175) ($124)
Change in Net Working Capital/Debt
Payments/Other
($60) - $40 $29
Q3 2014 Manufacturing Cash Balance* $1,098
Memo:
Adjusted Q3 2014 Manufacturing Cash Balance*
(Amount excludes $90 million NFC intercompany loan)
$950 - $1,050 $1,008

Guidance: Q4 2014 Manufacturing Cash
$ in millions
* Cash balance includes marketable securities.
** Excluding one-time items and pre-existing warranty
Note: This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance
Q3 2014 Manufacturing Cash Balance* $1,098
Consolidated Adjusted EBITDA** $115 - $165
Capex/Cash Interest/Pension & OPEB Funding ($170) - ($185)
Change in Net Working Capital/Debt Payments/Other ($43) - $22
Q4 2014 Manufacturing Cash Balance*
$1,000 - $1,100
Q4 Manufacturing Cash Balances*
$777
$1,152
$1,100
$1,186
$1,505
$1,523
$1,000
-
$1,100
$0
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
2008 2009 2010 2011 2012 2013 Q4 2014
Guidance
Q3 2014 Earnings – 9/03/2014

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Drive to Deliver Metrics
(millions)
0%
2%
4%
6%
8%
10%
12%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Warranty Expense % Manufacturing Revenue
-
2%
-
1%
0%
1%
2%
3%
4%
5%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Adjusted EBITDA Margin
10%
11%
12%
13%
14%
15%
16%
17%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Structural Costs % Manufacturing Revenue
$2,100
$2,200
$2,300
$2,400
$2,500
$2,600
$2,700
$2,800
$2,900
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14
Manufacturing Revenue

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Long-term EBITDA Goals
4 Pronged Action Plan to Improve EBITDA
Volume Material Structural Warranty
increase cost savings cost  savings cost reductions
2013 Actual
Initial 2014
Guidance*
2015 Exiting &
Long-term*
Class 6 - 8 & Bus industry 301,300 300 – 335,000 325 - 350,000
Class 6 - 8 & Bus combined market share 18%
21%
22 - 24%
Material cost
Decrease
5% decrease
Structural cost savings $330 million
Additional
$175 million
< 10% of sales
Warranty expense
Decrease
4 ppt decrease
Adjusted EBITDA Margin 8 – 10%
* As shown in the fourth  quarter earnings presentation  on 12/20/13
G
G
G
G
R

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
•
Q3 Actuals
– Income from continuing operations before tax
– Adjusted EBITDA beat guidance
•
Q4 Projections
– Adjusted EBITDA and cash guidance builds upon Q3 results
•
Long-term adjusted EBITDA goals on track
Summing It Up

DRIVE TO DELIVER Jack Allen, Executive Vice President & COO NYSE: NAV

Warranty spend and expense
continue to come down
•
•
•
Warranty
Estimated
*EGR Engines built from 2010 through 2012.
Lower cost per repair
Better quality of newer
engines
Fewer 2010-12 EGR
engines in their warranty
period
60,000
80,000
100,000
120,000
140,000
160,000
180,000
Nov-10 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16
Navistar EGR Engines*
Big Bore HD BB HD Extended MD I-6 LD V8
0
20,000
40,000
$130
$140
$150
$160
$170
$180
$190
Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14
Actual Warranty Spend
(millions)

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Estimated

• Material • Manufacturing • SG&A • Engineering • Warranty Expense Cost Improvements 19 NYSE: NAV Q3 2014 Earnings – 9/03/2014 LOWER BREAKEVEN

U.S. and Canada Class 6-8 Retail Market Share
Launched
ProStar with
Cummins ISX
Launched
ProStar with
MaxxForce
13L with SCR
Launched
WorkStar with
MaxxForce 9/10
SCR
Launched
DuraStar with
MaxxForce
9/10 SCR
Launched
DuraStar with
Cummins ISB
0%
5%
10%
15%
20%
25%
30%
35%
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Severe Service Class 8
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Heavy Truck Class 8
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Class 8 Combined
0%
5%
10%
15%
20%
25%
30%
40%
35%
Q1
2012
Q2
2012
Q3
2012
Q4
2012
Q1
2013
Q2
2013
Q3
2013
Q4
2013
Q1
2014
Q2
2014
Q3
2014
Medium Truck Class 6/7

CONFIDENCE
COMES
STANDARD.
DIAMOND
RENEWED

NYSE: NAV
NAVISTAR®
Q3 2014 Earnings – 9/03/2014

Parts Business and Used Truck Update Used Trucks Parts Business Providing Used Truck Customers with a New Truck Experience Strong Year-over-Year N.A. Parts Sales 4% Q3 ‘13 Q3 ‘14 21

OnCommand™ Connection

NYSE:NAV
NAVISTAR®
Q3 2014 Earnings – 9/03/2014

OnCommand Connection
OnCommand Connection is the industry’s first and only remote diagnostics system that works with all existing Telematics devices.
Improves Uptime by …
Reduces en-route events by proactively identifying
issues
Turns Unscheduled Failures into Planned Repairs &
Maintenance
Improves Routing Efficiency to the Nearby Service
Providers
Enables more efficient Diagnostics & Repairs
1.
2.
3.
4.

NYSE: NAV Q3 2014 Earnings – 9/03/2014 Drive to Deliver Progress in Q3 2014 DRIVE TO DELIVER 23

SUMMARY Troy Clarke, President & CEO NYSE: NAV

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
•
Q4:
– Chargeouts: Up year-over-year
– Manufacturing cash balance: $1.0 to $1.1 billion
– Adjusted EBITDA guidance: $115 to $165 million
•
Full Year 2014:
– Class 8 industry: Revised to 235,000 to 240,000
– Market share: Improving
– Structural cost savings: Increased to $300 million
– Manufacturing cost savings: $50 to $60 million
•
2015:
– Additional $1,400 cost takeout on 13-liter SCR entering 2015
– Exiting 2015 at our 8-10% adjusted EBITDA margin goal
2014 Milestones and Expectations

NYSE: NAV APPENDIX

NAVISTAR® CAPITAL

a GE Capital program

NAVISTAR®

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Navistar Financial Corporation
Highlights
• Financial Services Segment profit of $24 million for Q3, $71 million YTD
• Total U.S. financing availability of $464 million as of July 31, 2014
• Financial Services Debt/Equity Leverage of 2.9:1
• Retail accounts funding facility of $100 million re-established in May 2014
Retail Notes Bank Facility
• $840 million facility ($500 million
revolver and $340 million term
loan matures in December 2016)
– Funding for retail notes,
wholesale notes, retail accounts,
and dealer open accounts
• On balance sheet
• NFSC wholesale trust as of July
2014
– $950 million funding facility
– Variable portion matures March
2015
– Term portions mature January
2015 and September 2015
• On balance sheet
• Broader product offering
• Enhanced ability to support large
fleets
• Better access to less expensive
capital
Dealer Floor Plan

Three Months Ended				
	July 31, 2014	April 30, 2014	January 31, 2014	October 31, 2013	July 31, 2013
Traditional Markets (U.S. and Canada)					
Class 6 and 7 medium trucks	**20 %**	26 %	17 %	20 %	24 %
Class 8 heavy trucks	**14 %**	14 %	12 %	14 %	12 %
Class 8 severe service trucks	**15 %**	17 %	19 %	20 %	18 %
Combined Class 8 trucks	**14 %**	15 %	14 %	16 %	14 %

NAVISTAR®

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
A Leader in Several Commercial Vehicle Segments
Class 6/7
Medium-Duty
Retail Market Share:
Retail Market Share - U.S. and Canada Class 6-8:
Class 8
Severe Service
Retail Market Share:
Class 8
Heavy
Retail Market Share:
Combined Class 8
Retail Market Share:
Q3 2014: 20%
Q2 2014: 26%
Q3 2014: 15%
Q2 2014: 17%
Q3 2014: 14%
Q2 2014: 14%
Q3 2014: 14%
Q2 2014: 15%

(in units)	Three Months Ended July 31, 2014	Three Months Ended July 31, 2013	Change	% Change	Nine Months Ended July 31, 2014	Nine Months Ended July 31, 2013	Change	% Change
Traditional Markets (U.S. and Canada)								
School buses	**3,100**	2,700	400	15 %	**7,700**	7,200	500	7 %
Class 6 and 7 medium trucks	**3,600**	3,400	200	6 %	**12,200**	12,000	200	2 %
Class 8 heavy trucks	**7,300**	5,900	1,400	24 %	**18,600**	15,000	3,600	24 %
Class 8 severe service trucks	**2,300**	2,800	(500)	(18)%	**6,200**	7,200	(1,000)	(14)%
Total Traditional markets	**16,300**	14,800	1,500	10 %	**44,700**	41,400	3,300	8 %
Military vehicles[(A)]	—	100	(100)	(100)%	**100**	800	(700)	(88)%
Expansion markets[(B)]	**7,600**	7,900	(300)	(4)%	**19,800**	20,500	(700)	(3)%
Total worldwide units[(C)]	**23,900**	22,800	1,100	5 %	**64,600**	62,700	1,900	3 %
Combined Class 8 trucks	**9,600**	8,700	900	10 %	**24,800**	22,200	2,600	12 %

NAVISTAR®

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Worldwide Truck Chargeouts
We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. Our “traditional” markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.
(A) All periods presented have been recast to include all militarized units.
(B) Includes chargeouts related to Blue Diamond Truck ("BDT") of 3,100 units and 2,800 units during the three months ended July 31, 2014 and 2013, respectively, and 7,600 and 6,700 units during the nine months ended July 31, 2014 and 2013.
(C) Excludes: (i) RV towables of 1,500 units during the first nine months ended July 31, 2013, which were related to the Bison Coach trailer business sold in
October 2013, and (ii) 300 units and 800 units during the three and nine months ended July 31, 2013, respectively, related to Monaco and WCC, both of which have been classified as discontinued operations.

(in units)	Three Months Ended July 31, 2014	2013	Change	% Change	Nine Months Ended July 31, 2014	2013	Change	% Change
OEM sales-South America	**21,400**	31,000	(9,600)	(31)%	**65,700**	87,400	(21,700)	(25)%
Intercompany sales	**9,800**	14,900	(5,100)	(34)%	**30,400**	46,500	(16,100)	(35)%
Other OEM sales	**2,900**	2,600	300	12 %	**8,500**	6,800	1,700	25 %
Total sales	**34,100**	48,500	(14,400)	(30)%	**104,600**	140,700	(36,100)	(26)%

NYSE: NAV

NAVISTAR®

30 Worldwide Engine Shipments Engine Shipments Q3 2014 Earnings – 9/03/2014 30

12,000
10,000
8,000
6,000
4,000
2,000
-
7/31/05
9/30/05
11/30/05
1/31/06
3/31/06
5/31/06
7/31/06
9/30/06
11/30/06
1/31/07
3/31/07
5/31/07
7/31/07
9/30/07
11/30/07
1/31/08
3/31/08
5/31/08
7/30/08
9/30/08
11/30/08
1/31/09
3/31/09
5/31/09
7/31/09
9/30/09
11/30/09
1/31/10
3/31/10
5/31/10
7/31/10
9/30/10
11/30/10
1/31/11
3/31/11
5/31/11
7/31/11
9/30/11
11/30/11
1/31/12
3/31/12
5/31/12
7/31/12
9/30/12
11/30/12
1/31/13
3/31/13
5/31/13
7/31/13
9/30/13
11/30/13
1/31/14
3/31/14
5/31/14
7/31/14

NYSE:NAV
NAVISTAR®
Q3 2014 Earnings – 9/03/2014

U.S. and Canada Dealer Stock Inventory* *Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus. Excludes the US portion of IC Bus 31

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Frequently Asked Questions
Q1: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4: What are your expected 2014 and beyond pension funding requirements?
A: Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. For the nine months ended July 31, 2014, we contributed
$98 million to meet the minimum required contributions for all plans. In August 2014, the Highway and Transportation Funding Act
of 2014, which included an extension of the pension funding interest rate relief, was signed into law. As a result, we lowered our funding expectations. We now expect to contribute an additional $66 million during the remainder of 2014. We currently expect that from 2015 through 2017, the Company will be required to contribute at least $100 million per year to the plans, depending on asset performance and discount rates.

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Frequently Asked Questions
Q5: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in 2014 and will gradually increase as we utilize available net operating losses (NOLs)
and tax credits in future years.
Q6: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2013 the Company has deferred tax assets for U.S. federal NOLs valued at $546 million, state NOLs valued at
$117 million, and foreign NOLs valued at $177 million, for a total undiscounted cash value of $840 million.  In addition to NOLs, the Company has deferred tax assets for accumulated tax credits of $259 million and other deferred tax assets of $1.8 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of FY2013.
Q7: How does your FY 2014 Class 8 industry outlook compare to ACT Research?
A:
Reconciliation to ACT - Retail Sales
ACT*
CY to FY adjustment
Total (ACT comparable Class 8 to Navistar)
Navistar Industry Retail Deliveries Combined Class 8 Trucks 235,000   240,000
Navistar difference from ACT 13,497    8,497
*Source:  ACT N.A. Commercial Vehicle Outlook - August 2014
5.7% 3.5%
Reconciliation to ACT - Retail Sales
ACT*
CY to FY adjustment
Total (ACT comparable Class 8 to Navistar)
(10,303)
U.S. and Canadian Class 8 Truck Sales
2014
258,800
272,753
248,497
2015
272,000
753

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Frequently Asked Questions
Q8: What is your manufacturing interest expense for Fiscal Year 2014?
A: Manufacturing interest for 2014 is forecasted to be less than $250 million. In comparison, interest expense was $251 million for
FY 2013.
Q9: What should we assume for capital expenditures in Fiscal Year 2014?
A: In the beginning of FY 2014 we expected capital expenditures to be less than $150 million. Through the first nine months of 2014, capital expenditures were $57 million. In comparison, capital expenditures were $167 million for FY 2013.

(in millions)		July 31, 2014		October 31, 2013
Manufacturing operations				
Senior Secured Term Loan Credit Facility, as Amended, due 2017, net of unamortized discount of $4 for both periods	$	**693**	$	693
8.25% Senior Notes, due 2021, net of unamortized discount of $21 and $22, respectively		**1,179**		1,178
3.00% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $2 and $26, respectively		**165**		544
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $20 and $23, respectively		**180**		177
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $41		**370**		—
Debt of majority-owned dealerships		**34**		48
Financing arrangements and capital lease obligations		**52**		77
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040		**225**		225
Promissory Note		**13**		20
Financed lease obligations		**195**		218
Other		**35**		39
Total Manufacturing operations debt		**3,141**		3,219
Less: Current portion		**254**		658
Net long-term Manufacturing operations debt	$	**2,887**	$	2,561

(in millions)		July 31, 2014		October 31, 2013
Financial Services operations				
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019	$	**850**	$	778
Bank revolvers, at fixed and variable rates, due dates from 2014 through 2020		**1,091**		1,018
Commercial paper, at variable rates, program matures in 2015		**75**		21
Borrowings secured by operating and finance leases, at various rates, due serially through 2018		**47**		49
Total Financial Services operations debt		**2,063**		1,866
Less: Current portion		**766**		505
Net long-term Financial Services operations debt	$	**1,297**	$	1,361

NAVISTAR®

NYSE: NAV Q3 2014 Earnings – 9/03/2014 Outstanding Debt Balances 35

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below.
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International
Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results.
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

(in millions)	2008 Oct. 31,	2009 Oct. 31,	2010 Oct. 31,	2011 Oct. 31,	2012 Oct. 31,	2013 Oct. 31,	2014 Apr 30,	2014 Jul. 31,
Manufacturing Operations:								
Cash and cash equivalents	$ 775	$ 1,152	$ 534	$ 488	$ 1,059	$ 727	$ 563	**$ 517**
Marketable securities	2	—	566	698	446	796	497	**581**
Manufacturing Cash and cash equivalents and Marketable securities	**$ 777**	**$ 1,152**	**$ 1,100**	**$ 1,186**	**$ 1,505**	**$ 1,523**	**$ 1,060**	**$ 1,098**
Financial Services Operations:								
Cash and cash equivalents	$ 86	$ 60	$ 51	$ 51	$ 28	$ 28	$ 31	**$ 30**
Marketable securities	—	—	20	20	20	34	37	**37**
Financial Services Cash and cash equivalents and Marketable securities	**$ 86**	**$ 60**	**$ 71**	**$ 71**	**$ 48**	**$ 62**	**$ 68**	**$ 67**
Consolidated Balance Sheet								
Cash and cash equivalents	$ 861	$ 1,212	$ 585	$ 539	$ 1,087	$ 755	$ 594	$ 547
Marketable securities	2	—	586	718	466	830	534	618
Consolidated Cash and cash equivalents and Marketable securities	**$ 863**	**$ 1,212**	**$ 1,171**	**$ 1,257**	**$ 1,553**	**$ 1,585**	**$ 1,128**	**$ 1,165**

(in millions)	July 31, 2014
Manufacturing Cash and cash equivalents and Marketable securities *(reconciled above)*	**$ 1,098**
Less: NFC intercompany loan	**90**
Adjusted Manufacturing Cash and cash equivalents and Marketable securities	**$ 1,008**

NAVISTAR®

NYSE: NAV Q3 2014 Earnings – 9/03/2014 SEC Regulation G Non-GAAP Reconciliations Manufacturing segment cash and cash equivalents and marketable securities reconciliation: 37

(in millions)	Three Months Ended July 31, 2014	2013
Loss from continuing operations attributable to NIC, net of tax	(3)	(237)
Plus:		
Depreciation and amortization expense	71	88
Manufacturing interest expense[(A)]	60	59
Less:		
Income tax benefit (expense)	(14)	(16)
EBITDA	$ 142	$ (74)

(in millions)	Three Months Ended July 31, 2014	2013
Interest expense	$ 78	$ 76
Less: Financial services interest expense	18	17
Manufacturing interest expense	$ 60	$ 59

(in millions)	Three Months Ended July 31, 2014
EBITDA *(reconciled above)*	$ 142
Less significant items of:	
Asset impairments charges	4
Adjustments to pre-existing warranties[(A)]	(29)
Restructuring charges[(B)]	16
	(9)
Adjusted EBITDA	$ 133

NAVISTAR®

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
Adjusted EBITDA reconciliation:
(A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:
(A) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability. In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available. In the third quarter of 2014, we recognized a benefit for adjustments to pre-existing warranties of $(29) million, or (0.36) per diluted share. The benefit is comprised of a benefit for changes in estimates of $(59) million, partially offset by a $30 million correction of prior-period errors primarily related to pre-existing warranties.
(B) In the third quarter of 2014, we incurred restructuring charges of $16 million.  The Company recognized charges of $14 million related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in Ontario, Canada. In addition, in the first nine months of 2014, the Company incurred restructuring charges related to cost reduction actions that included a reduction-in-force in the U.S.
The above items did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012.

(in millions)	Three Months Ended July 31, 2014	Three Months Ended July 31, 2013	Nine Months Ended July 31, 2014	Nine Months Ended July 31, 2013
Expense (income):				
Asset impairment charges[A]	**$ 4**	$ 17	**$ 173**	$ 17
Adjustments to pre-existing warranties[B]	**(29)**		**65**	252
Brazilian tax adjustments[C]	**—**	—	**29**	—
Restructuring charges[D]	**16**	6	**27**	14
Monaco RV divestiture[E]	**—**	(1)	**—**	24
Charges for non-conformance penalties[F]	**—**	7	**2**	29
Accelerated depreciation[G]	**—**	4	**—**	39
Mahindra Joint Ventures divestiture[H]	**—**	2	**—**	(26)
Legal settlement[I]	**—**	—	**—**	(35)

NYSE:NAV
NAVISTAR®
Q3 2014 Earnings – 9/03/2014

Significant Items Included Within Our Results
(A) In the first nine months of 2014, the company recorded asset impairment charges of $173 million. During the second quarter of 2014 we recognized a non-
cash charge of $149 million  for the impairment of certain intangible assets of our Brazilian engine reporting unit. Due to slower than expected growth in the
Brazilian economy causing declines in actual and forecasted results, we tested the goodwill of our Brazilian engine reporting unit and trademark for potential impairment. As a result, we determined that the entire $142 million balance of goodwill and $7 million of trademark were impaired.
In the first and second quarter of 2014, the Company concluded it had a triggering event related to potential sales of assets requiring assessment of impairment for certain intangible and long-lived assets in the North America Truck segment. As a result, certain amortizing intangible assets and long-lived assets were determined to be fully impaired, resulting in an impairment charge of $19 million that was recognized in the nine months ended July 31, 2014.
(B) Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods. Such adjustments typically occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures. Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability.
In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available.  In the third quarter of 2014, we recognized a benefit for adjustments to pre-existing warranties of $(29) million, or (0.36) per diluted share.  The benefit is comprised of a benefit for changes in estimates of $(59) million, partially offset by a $30 million correction of prior-period errors primarily related to pre-existing warranties.

NYSE: NAV
Q3 2014 Earnings – 9/03/2014
Significant Items Included Within Our Results
(C) During the second quarter of 2014, our evaluation of the realizability of our Brazilian deferred tax assets resulted in a determination that a valuation allowance was required, due to a deterioration of operating performance in Brazil and an increase in net operating loss carryforwards. As a result, we recorded an income tax expense of $29 million, reflecting the establishment of the valuation allowance, and the tax impact of the impairment of certain intangible assets.
(D) In the third quarter and first nine months of 2014, we incurred restructuring charges of $16 million and $27 million.  In the third quarter of 2014, the Company recognized charges of $14 million related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in
Ontario Canada.  In addition, in the third quarter and first nine months of 2014, the Company incurred restructuring charges related  to cost reduction actions that included a reduction-in-force in the U.S.
(E) In May 2013, we divested substantially all of our interest in these operations of Monaco for approximately $19 million of cash. As a result of the divestiture, in the second quarter of 2013, we recorded charges of $25 million relating to the impairment of certain assets and the expected loss from the divestiture, which is included in the Loss from discontinued operations.
(F) The North America Truck segment recorded charges for non-conformance penalties, primarily for certain 13L engine sales.
(G) In the third quarter and first nine months of 2013, the company recorded charges for accelerated depreciation of $4 million and $39 million, respectively. Of these amounts $20 million related to certain assets related to the closure of our Garland Facility and $19 million, of which $4 million was recognized in the third quarter of 2013, primarily related to certain assets affected by the discontinuation of certain engine programs, particularly the MaxxForce 15L.  All charges were recognized by the North American Truck segment
(H) In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra for $33 million and recognized a gain of $28 million, all of which impacted the Global Operations segment.
(I) As a result of the legal settlement with Deloitte and Touche LLP in December 2012, the Company received cash proceeds of $35 million in the first quarter of
2013.
The above items, except for the Brazilian tax adjustments, did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012.